Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

      CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

GLAS TRUST COMPANY LLC
(Exact name of trustee as specified in its charter)

A New Hampshire Limited Liability Company	81-4468886
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

3 Second Street, Suite 206, Jersey City, New Jersey	07311
(Address of principal executive offices)	(Zip code)

GLAS AMERICAS LLC
3 Second Street, Suite 206
Jersey City, New Jersey 07311
(201) 839-2181
(Name, address and telephone number of agent for service)

Concordia International Corp.
(Exact name of obligor as specified in its charter)

Ontario
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5770 Hurontario Street, Suite 310 Mississauga, Ontario	L5R 3G5
(Address of principal executive offices)	(Zip code)

8.000% First Lien Senior Secured Notes due 2024
(Title of the indenture securities)

The following is a list of the affiliates of Concordia International Corp, a corporation continued under the laws of Canada (the “Issuer”), as of June 28, 2018:

Name	Place of incorporation	Percentage of voting securities owned
Abcur AB (Company No: 556701-3957)	Sweden	100%
ABM Pharma Limited (Registered No: 1647329)	New Zealand	100%
AMCo (Germany) GmbH (Registered No: HRB133043)	Germany	100%
Amdipharm AG (Registered No: CH270.3.013.095-5)	Switzerland	100%
Amdipharm BV (Registered No: 24341987)	Netherlands	100%
Amdipharm Coöperatief U.A. (Registered No: 51903512)	Netherlands	99%
Amdipharm Holdings, S.á R.L. (Registered No: B105086)	Luxembourg	100%
Amdipharm Limited (Registered No: 364596)	Ireland	100%
Amdipharm Marketing Limited (Registered No: 6062056)	United Kingdom	100%
Amdipharm Mercury (Australia) Pty Limited (Company No: 118106684 (ACN))	Australia	100%
Amdipharm Mercury Holdco UK Ltd (Company No: 08189816)	United Kingdom	100%
Amdipharm Mercury (Hong Kong) Limited (Company No: 662544)	Hong Kong	99%
Amdipharm Mercury International Limited (Registered No: 88638)	New Jersey	100%
Amdipharm Mercury Midco UK Ltd (Company No: 08177295)	United Kingdom	100%
Amdipharm Mercury UK Ltd (Company No: 08169596)	United Kingdom	100%
Amdipharm Sales and Marketing Limited (Registered No: 88737)	New Jersey	100%
Amdipharm UK Limited (Registered No: 04606340)	United Kingdom	100%
Boucher & Muir (New Zealand) Limited (Registered No: 1771492)	New Zealand	100%
Boucher & Muir (PNG) Pty Limited (Registered No: 1-30858)	Papua New Guinea	100%

Boucher & Muir Pty Limited (Registered No: 000140474)	Australia	100%
Canberra Analytical Laboratories Pty Limited (Registered No: 060976909)	Australia	100%
Concordia Healthcare (Canada) Limited (Business No: 10441996)	Canada	100%
Concordia Holdings (Jersey) Limited (Registered No: 119695)	New Jersey	100%
Concordia International (Australia) Pty Limited (fka Boucher & Muir (Holdings) Pty Limited) (Registered No: 000688237)	Australia	100%
Concordia International (France), S.á R.L. (fka AMCo France S.á R.L.) (Registered No: 810 882 514 R.C.S. Nanterre)	France	100%
Concordia International (India) Services Private Limited (fka Amdipharm Mercury Services Private Limited) (Company No: U74990MH1999FTC120396 fka 11-120396)	India	99.98%
Concordia International (Italy), S.R.L. (fka AMCo (Italy), S.R.L.) (Registered No: 2055279)	Italy	100%
Concordia International (Netherlands) B.V. (fka Amdipharm International B.V.) (Registered No: 51903792)	Netherlands	100%
Concordia International Rx (Ireland) Limited (fka Mercury Pharma Overseas Limited )* (Company No: 43819)	Ireland	100%
Concordia International Rx (UK) Limited (fka Amdipharm Mercury Company Limited) (Company No: 04678629)	United Kingdom	100%
Concordia Investment Holdings (UK) Limited (Registered No: 09821116)	United Kingdom	100%
Concordia Investments (Jersey) Limited (Registered No: 119697)	New Jersey	100%
Concordia Labs Inc. (Registered No: 5370963)	United States	100%
Concordia Laboratories Inc., S.á R.L. (Registered No: B200376)	Luxembourg	100%
Concordia Pharma (RSA) Pty Limited (fka Amdipharm Mercury RSA Pty Limited) (Registered No: 2014/155659/07)	South Africa	100%
Concordia Pharmaceuticals Inc., S.á R.L. (Registered No: B200344)	Luxembourg	100%
Concordia Pharmaceuticals (US) Inc. (fka Concordia Healthcare USA Inc.) (Registered No: 5319733)	United States	100%

Emerge Medical Pty Limited (Registered No: 090908517)	Australia	100%
Focus Pharmaceuticals Limited (Company No: 04522142)	United Kingdom	100%
Focus Pharma Holdings Limited (Company No: 06317129)	United Kingdom	100%
Goldshield Healthcare Private Limited (Company No: 11-147317)	India	99.99%
Mercury Pharma (Generics) Limited (Company No: 02760679)	United Kingdom	100%
Mercury Pharma Group Ltd (Company No: 02330913)	United Kingdom	100%
Mercury Pharma International Limited * (Company No: 20440)	Ireland	100%
Mercury Pharmaceuticals (Ireland) Limited* (Company No: 325288)	Ireland	100%
Mercury Pharmaceuticals Ltd (Company No: 02619880)	United Kingdom	100%
Mercurypharm Limited (Company No: 241807)	Ireland	100%
Midas Bidco Ltd (Company No: 06883921)	United Kingdom	100%
Pinnacle Biologics B.V. (Registered No: 34291517)	Netherlands	100%
Pinnacle Biologics, Inc. (Registered No: 4470877)	United States	100%
Pinnacle Biopharma India Private Limited (Registered No: 24100MH2013PTC242310)	India	99%
Primegen Limited (Registered No: 09129663)	United Kingdom	100%
Southpac Healthcare Ltd (Registered No: 14775)	Papua New Guinea	50%
Concordia Financing (Jersey) Limited (Registered No: 119696)	Jersey	100%

Item 1.	General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency
Treasury Department
Washington, D.C.

Federal Deposit Insurance Corporation
Washington, D.C.

Federal Reserve Bank of San Francisco
San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2.	Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.	Foreign Trustee.	Not applicable.

Item 16.	List of Exhibits.	List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Limited Liability Company Agreement of the trustee now in effect. *

Exhibit 2.	A copy of the State of New Hampshire – Office of the Bank Commissioner Certificate to Conduct Business for GLAS TRUST COMPANY LLC, dated February 23, 2017 *

Exhibit 3.	A copy of the State of New Hampshire Certificate to Exercise Corporate Trust Powers for GLAS TRUST COMPANY LLC, dtd. February 12, 2016. *

Exhibit 4.	Copy of By-laws of the trustee as now in effect. *

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest State of New Hampshire Call Report with Attestation of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*  Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit to the Filing T-3 dated March 23, 2018 of file number 022-29054

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, GLAS Trust Company LLC , a New Hampshire Limited Liability Company organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 05 day of July 2018.

GLAS TRUST COMPANY LLC

/s/ Martin Reed
Martin Reed
Vice President

EXHIBIT 6

July 5, 2018

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

GLAS TRUST COMPANY LLC

/s/ Martin Reed
Martin Reed
Vice President

EXHIBIT 6
CONSENT OF THE TRUSTEE
REQUIRED BY SECTION 321(b) OF THE ACT
July 5, 2018

Securities and Exchange Commission
Washington, D.C. 20549
Ladies and Gentlemen:

In connection with the qualification of an indenture for senior indebtedness between GVC Holdings PLC (the “Company”) and GLAS TRUST COMPANY LLC (the “Trustee”), the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that reports of examinations of the undersigned by federal, state, territorial, or district authorities authorized to make such examinations may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.
Sincerely,

GLAS TRUST COMPANY LLC

By:	/s/ Martin Reed
Vice President

EXHIBIT 7

Instructions:	Quarter Ending:

This worksheet replaces the FFIEC 041 Report filing for Non-Depository Trust Companies

Please do not change the formatting, location of cells, or add calculations to the cells.  The Department will be merging the information into a database and these changes will inhibit our ability to import the file.

The worksheets found in the excel file are based on the FFIEC 041 report.  When filling out the forms please follow the instructions found at http://www.fdic.gov/regulations/resources/call/index.html.  All New Hampshire non-depository trust companies must file quarterly.  Disregard any instructions that state or imply quarterly filing is not necessary.  When completing the call report, all dollar amounts should be rounded to thousands.

The “Attestation” worksheet needs to be printed off and signed as detailed on the worksheet.  After the necessary signatures are gathered the form needs to be mailed to the department.  This needs to be received no later than 32 days after the quarter end.

The Department is requesting additional information to be reported quarterly on Call Report Schedule RC-T for those institutions or their subsidiaries offering fiduciary and related services.  This change will begin with the September 30, 2008 filing period.  Please be aware that this particular Call Report schedule will differ from the FFIEC forms & instructions given the presence of two additional reporting items in the Memoranda section of Schedule RC-T.  New reporting will include the following: 1) Accounts where the institution is named or serves as a fiduciary of an account to be funded at a later date (“dry trusts”), and 2) Accounts where the institution is named or serves as “Trust Protector”.

Information:

Name of Institution:	GLAS Trust Company LLC
Filing Period (Quarter ending):	31-Mar-18
Date Report was emailed:	30-Apr

Information on person to contact with question on this call report filing

	Primary Contact	Secondary Contact
Name:	Brian Carne	Dan Fisher
Phone Number:	+44 20 3764 9320	(212) 808 3050
E-Mail Address:	brian.carne@glas.agency	dan.fisher@glas.agency

USA PATRIOT ACT Section 314(a) Anti-Money Laundering Contact Information:

To facilitate the 314(a) process, you will need to provide the following information for two (2) individuals who will serve as the Point of Contact (POC) for your institution.  Any changes to the POCs will need to be reported in writing to the New Hampshire Banking Department.

	Primary Contact	Secondary Contact
POC Name:	Brian Carne	Dan Fisher
POC Title:	Chairman	Secretary
Mailing Address:	45 Ludgate Hill	3 Second Street, Suite 206
Street
PO Box
City, State, Zip	London, EC4M 7JU, UK	Jersey City, NJ
Email Address:	brian.carne@glas.agency	dan.fisher@glas.agency
Phone Number:	+44 20 3764 9320	(201) 839-2181

Attestation	Quarter Ending: March 31, 2018

This report is required by RSA 383:13

Name of Institution:	GLAS Trust Company LLC

Date report was sent electronically to the New Hampshire Banking Department: 30-	Apr-18

Information in the report is for Quarter Ending: 31	March 2018

NOTE:  The report must be signed by an authorized officer and attested to by not less than two directors (trustees).

I,	Daniel R. Fisher, Executive Vice President/ Corporate Secretary
Typed Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the report sent electronically to the New Hampshire Banking Department has been prepared in conformance with the instructions issued by the FFIEC and are true to the best of my knowledge and belief.

/s/ Daniel Fisher	27-Apr-18
Signature of Officer Authorized to Sign Report	Date of Signature

We, the undersigned directors (trustees), attest to the correctness of the report sent electronically to the New Hampshire Banking Department and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instruction issued by the FFIEC and is true and correct.

Stuart Draper
Signature of Director (Trustee)	Printed Name of Director (Trustee)

/s/ Daniel Fisher	Daniel Fisher
Signature of Director (Trustee)	Printed Name of Director (Trustee)

Signature of Director (Trustee)	Printed Name of Director (Trustee)

The signed “Attestation” needs to be received by the department no later than 32 days after the quarter end.

Schedule RI -- Income Statement	Quarter Ending:

All Report of Income schedules are to be entered on a calendar year-to-date basis in thousands of dollars.

1	Interest Income:
1. a.	Interest and fee income on loans:
(1)	Loans secured by real estate
(2)	Commercial and industrial loans
(3)	Loans to individuals for household, family, and other personal expenditures:
(a) Credit cards
(b) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)
(4)	Loans to foreign governments and official institutions
(5)	All other loans
(6)	Total interest and fee income on loans (sum of items 1.a.(1) through 1.a.(5))
1. b.	Income from lease financing receivables
1. c.	Interest income on balances due from depository institutions	2
1. d.	Interest and dividend income on securities
(1)	U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)
(2)	Mortgage-backed securities
(3)	All other securities (includes securities issued by states and political subdivisions in the U.S.)
1. e.	Interest income from trading assets
1. f.	Interest income on federal funds sold and securities purchased under agreements to resell
1. g.	Other interest income
1. h.	Total interest income (sum of items 1.a.(6) through 1.g)		2
2.	Interest expense:
2. a.	Interest on deposits:
(1)	Transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)
(2)	Nontransaction accounts:
(a) Savings deposits (includes MMDAs)
(b) Time deposits of $100,000 or more
(c) Time deposits of less than $100,000
2. b.	Expense of federal funds purchased and securities sold under agreements to repurchase
2. c.	Interest on trading liabilities and other borrowed money
2. d.	Interest on subordinated notes and debentures
2. e.	Total interest expense (sum of items 2. a though 2. d)
3.	Net interest income (item 1.h minus 2.e)		2
4.	Provision for loan and lease losses
5.	Noninterest income:
5. a.	Income from fiduciary activities	54
5. b.	Service charges on deposit accounts
5. c.	Trading revenue
5. d. (1)	Fees and commissions from securities brokerage
(2)	Investment banking, advisory, and underwriting fees and commissions
(3)	Fees and commissions from annuity sales
(4)	Underwriting income from insurance and reinsurance activities
(5)	Income from other insurance activities
5. e.	Venture capital revenue
5. f.	Net servicing fees
5. g.	Net securitization income
5. h.	Not applicable
5. i.	Net gains (losses) on sales of loans and leases
5. j.	Net gains (losses) on sales of other real estate owned
5. k.	Net gains (losses) on sales of other assets (excluding securities)
5. l.	Other noninterest income*
5. m.	Total noninterest income (sum of items 5.a though 5.l)		54
6. a.	Realized gains (losses) on held-to-maturity securities
6. b.	Realized gains (losses) on available-for-sale securities
7.	Noninterest expense:
7. a.	Salaries and employee benefits
7. b.	Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)
7. c.	(1) Goodwill impairment losses
(2) Amortization expense and impairment losses for other intangible assets
7. d.	Other noninterest expense*	52
7. e.	Total noninterest expense (sum of items 7.a though 7.d)		52
8.	Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b and 7.e)		4
9.	Applicable income taxes (on item 8)
10.	Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)		4
11.	Extraordinary items and other adjustments, net of income taxes*
12.	Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)		4
13.	LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)
14.	Net income (loss) attributable to bank (item 12 minus item 13)		4

* Describe on Schedule RI-E - Explanations

Schedule RI - Continued	Quarter Ending:

All Report of Income schedules are to be entered on a calendar year-to-date basis in thousands of dollars.

Memoranda

14.	Other-than-temporary impairment losses on held-to-maturity and available-for-sale debt securities:
a.	Total other-than-temporary impairment losses
b.	Portion of losses recognized in other comprehensive income (before income taxes)
c.	Net impairment losses recognized in earnings (included in Schedule RI, items 6.a and 6.b)(Memorandum item 14.a minus Memorandum item 14.b)

*Memoranda Items 1-13 Omitted

Schedule RI-A -- Changes in Equity Capital	Quarter Ending:

Indicate decreases and losses in parentheses. Dollar Amounts in Thousands
1.	Total equity capital most recently reported for the previous year end, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	1,503
2.	Restatements due to corrections of material accounting errors and changes in accounting principles*
3.	Balance end of previous calendar year as restated (sum of items 1 and 2)	1,503
4.	Net income (loss) (must equal Schedule RI, item 14)	4
5.	Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)
6.	Treasury stock transactions, net
7.	Changes incident to business combinations, net
8.	LESS: Cash dividends declared on preferred stock
9.	LESS: Cash dividends declared on common stock
10.	Other comprehensive income
11.	Other transactions with parent holding company* (not included in items 5, 6, 8, or 9 above)
12.	Total equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	1,507

*	Describe on Schedule RI-E-Explanations

Schedule RI-E -- Explanations	Quarter Ending:

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Dollar Amounts in Thousands
1.	Other noninterest income (from Schedule RI, item 5.l)
Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 5.1:
1. a.	Income and fees from the printing and sale of checks
1. b.	Earnings on/increase in value of cash surrender value of life insurance
1. c.	Income and fees from automated teller machines (ATMs)
1. d.	Rent and other income from other real estate owned
1. e.	Safe deposit box rent
1. f.	Net change in the fair values of financial instruments accounted for under a fair value option
1. g.	Bank card and credit card interchange fees
1. h.	Gains on bargain purchases
1. i.
1. j.
1. k.
2.	Other noninterest expense (from Schedule RI, item 7.d)
Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 7.d:
2. a.	Data processing expenses
2. b.	Advertising and marketing expenses
2. c.	Directors’ fees
2. d.	Printing, stationery, and supplies
2. e.	Postage
2. f.	Legal fees and expenses
2. g.	FDIC deposit insurance assessments
2. h.	Accounting and auditing expenses
2. i.	Consulting and advisory expenses
2. j.
2. k.	Telecommunications expenses
2. l.
2. m.
2. n.
3.	Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
3. a. (1)
(2)	Applicable income tax effect
3. b. (1)
(2)	Applicable income tax effect
3. c. (1)
(2)	Applicable income tax effect
4.	Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all such effects):
4. a.
4. b.
5.	Other transactions with parent holding company (from Schedule RI-A, item 11) (itemize and describe all such transactions):
5. a.	Introduction of initial capital as membership interest.
5. b.
6.	Adjustments to allowance for loan and lease losses; (itemize and describe all adjustments)
6. a.
6. b.
7.	Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):
Comments? (Yes or No)
Other explanations (please type or print clearly):

Schedule RC -- Balance Sheet	Quarter Ending:

Dollar Amounts in Thousands
ASSETS
1.	Cash and balances due from depository institutions :
1. a.	Noninterest-bearing balances and currency and coin	36
1. b.	Interest-bearing balances	1,581
2.	Securities:
2. a.	Held-to-maturity securities (from Schedule RC-B, column A)
2. b.	Available-for-sale securities (from Schedule RC-B, column D)
3.	Federal funds sold and securities purchased under agreements to resell:
3. a.	Federal funds sold
3. b.	Securities purchased under agreements to resell
4.	Loans and lease financing receivables:
4. a.	Loans and leases held for sale
4. b.	Loans and leases, net of unearned income
4. c.	LESS: Allowance for loan and lease losses
4. d.	Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)
5.	Trading assets
6.	Premises and fixed assets (including capitalized leases)
7.	Other real estate owned
8.	Investments in unconsolidated subsidiaries and associated companies
9.	Direct and indirect investments in real estate ventures
10.	Intangible assets:
10. a.	Goodwill
10. b.	Other intangible assets
11.	Other assets (from Schedule RC-F)	77
12.	Total assets (sum of items 1 though 11)		1,694
LIABILITIES
13.	Deposits:
13. a.	In domestic offices:
(1) Noninterest-bearing
(2) Interest-bearing
13. b.	Not applicable
14.	Federal funds purchased and securities sold under agreements to repurchase:
14. a.	Federal funds purchased
14. b.	Securities sold under agreements to repurchase
15.	Trading liabilities
16.	Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)
17. and 18.	Not applicable
19.	Subordinated notes and debentures
20.	Other liabilities (from Schedule RC-G)	186
21.	Total liabilities (sum of items 13 through 20)		186
22.	Not applicable
EQUITY CAPITAL
23.	Perpetual preferred stock and related surplus
24.	Common Stock	1,545
25.	Surplus (exclude all surplus related to preferred stock)
26. a.	Retained earnings	(37)
26. b.
Accumulated other comprehensive income (includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.)

26. c.	Other equity capital components
27. a.	Total bank equity capital (sum of items 23 through 26.c)		1,508
27. b.	Noncontrolling (minority) interests in consolidated subsidiaries
28.	Total equity capital (sum of items 27.a and 27.b)		1,508
29.	Total liabilities and equity capital (sum of items 21 and 28)		1,694
Memorandum
	Indicate in the box at the right the year of the last completed audit, that conforms to the standards listed in NH RSA 384:43, “Annual Audits”.		N/A first year of operation

Schedule RC-B --Securities	Quarter Ending:

Dollar Amounts in Thousands
		Held to maturity		Available for sale
		(Column A) Amortized Cost	(Column B) Fair Value	(Column C) Amortized Cost	(Column D) Fair Value
1.	U.S. Treasury securities
2.	U.S. Government agency obligations (exclude mortgage-backed securities):
2. a.	Issued by U.S. Government agencies
2. b.	Issued by U.S. Government-sponsored agencies
3.	Securities issued by states and political subdivisions in the U.S.
4.	Mortgage-backed securities (MBS):
4. a.	Pass-through securities:
(1)	Guaranteed by GNMA
(2)	Issued by FNMA and FHLMC
(3)	Other pass-through securities
4. b.	Other mortgage-backed securities (include CMOs, REMICs and stripped MBS):
(1)	Issued or guaranteed by U.S. Government agencies or sponsored agencies
(2)	Collateralized by MBS issued or guaranteed by U.S. Government agencies or sponsored agencies
(3)	All other residential MBS
4. c.	Commercial MBS:
(1)	Commercial mortgage pass-through securities
(a) Issued or guaranteed by FNMA, FHLMC, or GNMA
(b) Other pass-through securities
(2)	Other commercial MBS:
(a) Issued or guaranteed by U.S. Government agencies or sponsored agencies
(b) All other commercial MBS
5.	Asset-backed securities and structured financial products:
a.	Asset-backed securities (ABS)
b.	Structured financial products:
(1)	Cash
(2)	Synthetic
(3)	Hybrid
6.	Other debt securities:
6. a.	Other domestic debt securities
6. b.	Foreign debt securities
7.	Investments in mutual funds and other equity securities with readily determinable fair values
8.	Total (sum of items 1 through 7) (total of column A must equal Schedule RC, item 2.a) (total of column D must equal Schedule RC, item 2.b)

Memoranda
Dollar Amounts in Thousands
1.	Pledged securities 1

1	Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

Schedule RC-F -- Other Assets	Quarter Ending:

Dollar Amounts in Thousands
1.	Accrued interest receivable
2.	Net deferred tax assets
3.	Interest-only strips receivable (not in the form of a security) on:
3. a.	Mortgage loans
3. b.	Other financial assets
4.	Equity securities that DO NOT have readily determinable fair values
5.	Life insurance assets:
a.	General account life insurance assets
b.	Separate account life insurance assets
c.	Hybrid account life insurance assets
6.	All other assets (itemize and describe amounts greater than $25,000 that exceed 25% of this item)		77
6. a.	Prepaid expenses	41
6. b.	Repossessed personal property (including vehicles)
6. c.	Derivatives with a positive fair value held for purposes other than trading
6. d.	Retained interests in accrued interest receivables related to securitized credit cards
6. e.	FDIC loss-sharing indemnification assets
6. f.	Prepaid deposit insurance assessments
6. g.	Account receivables	30
6. h.
6. i.
7.	Total (sum of items 1 through 6) (must equal Schedule RC, item 11)		77

6. itemized amounts

$30k for accounts receivable annual fee for Exco
$41k of Prepaid expenses are related to Insurance expenses paid for the year

Schedule RC-G -- Other Liabilities	Quarter Ending:

Dollar Amounts in Thousands
1. a.	Interest accrued and unpaid on deposits
1. b.	Other expenses accrued and unpaid (includes accrued income taxes payable)
2.	Net deferred tax liabilities
3.	Allowance for credit losses on off-balance sheet credit exposures
4.	All other liabilities (itemize and describe amounts greater than $25,000 that exceed 25% of this item)	186
4. a.	Accounts payable
4. b.	Deferred compensation liabilities
4. c.	Dividends declared but not yet payable
4. d.	Derivatives with a negative fair value held for purposes other than trading
4. e.
4. f.
4. g.
5.	Total (sum of items 1 though 4) (must equal Schedule RC, item 20)	186

Schedule RC-T -- Fiduciary and Related Services	Quarter Ending:

		(Column A)	(Column B)	(Column C)	(Column D)
FIDUCIARY AND RELATED ASSETS		Managed Assets	Non-Managed Assets	Number of Managed Accounts	Number of Non-Managed Accounts
4.	Personal trust and agency accounts
5.	Retirement related trust and agency accounts:
5. a.	Employee benefit -- defined contribution
5. b.	Employee benefit -- defined benefit
5. c.	Other employee benefit and retirement-related accounts
6.	Corporate trust and agency accounts		1,288,949		3
7.	Investment management and investment advisory agency accounts
8.	Foundation and endowment trust and agency accounts
9.	Other fiduciary accounts
10.	Total fiduciary accounts (sum of items 4 through 9)		1,288,949		3
11.	Custody and safekeeping accounts
12.	Not applicable
13.	Individual Retirement Accounts, Health Savings Accounts, and other similar accounts
(included in items 5.c and 11)

FIDUCIARY AND RELATED SERVICES INCOME
14.	Personal trust and agency accounts
15.	Employee benefit and retirement related trust and agency accounts:
15. a.	Employee benefit -- defined contribution
15. b.	Employee benefit -- defined benefit
15. c.	Other employee benefit and retirement-related accounts
16.	Corporate trust and agency accounts	54
17.	Investment management and investment advisory agency accounts
18.	Foundation and endowment trust and agency accounts
19.	Other fiduciary accounts
20.	Custody and safekeeping accounts
21.	Other fiduciary and related services income
22.	Total gross fiduciary and related services income (sum of items 14 through 21) (must equal
	Schedule RI, item 5.a)	54
23.	Less: Expenses	(52)
24.	Less: Net losses from fiduciary and related services
25.	Plus: Intracompany income credits for fiduciary and related services
26.	Net fiduciary and related services income	2

Memoranda		(Column A) Personal Trust and Agency and Investment Management Agency Accounts	(Column B) Employee Benefit and Retirement Related Trust and Agency Accounts	(Column C) All Other Accounts
1.	Managed assets held in fiduciary accounts:
1. a.	Noninterest-bearing deposits
1. b.	Interest-bearing deposits
1. c.	U.S. Treasury and U.S. Government agency obligations
1. d.	State, county and municipal obligations
1. e.	Money market mutual funds
1. f.	Equity mutual funds
1. g.	Other mutual funds
1. h.	Common trust funds and collective investment funds
1. i.	Other short-term obligations
1. j.	Other notes and bonds
1. k.	Investments in unregistered funds and private equity investments
1. l.	Other common and preferred stocks
1. m.	Real estate mortgages
1. n.	Real estate
1. o.	Miscellaneous assets
1. p.	Total managed assets held in fiduciary accounts (for each column, sum of Memorandum items 1.a through 1.o)

		(Column A) Managed Assets	(Column B) Number of Managed Accounts
1. q.	Investments of managed fiduciary accounts in advised or sponsored mutual funds

(Continued)-- Schedule RC-T -- Fiduciary and Related Services

Dollar Amounts in Thousands
		(Column A) Number of Issues	(Column B) Principal Amount Outstanding
2.	Corporate trust and agency accounts:
2.a.	Corporate and municipal trusteeships	3	1,288,949
	(1) Issues reported in Memorandum item 2.a. that are in default	3	157,752
2.b.	Transfer agent, registrar, paying agent, and other corporate agency	3

		(Column A)	(Column B)
		Number of Funds	Market Value of Fund Assets
3.	Collective investment funds and common trust funds:
3. a.	Domestic equity
3. b.	International/Global equity
3. c.	Stock/Bond blend
3. d.	Taxable bond
3. e.	Municipal bond
3. f.	Short term investments/Money market
3. g.	Specialty/Other
3. h.	Total collective investment funds (sum of Memorandum items 3.a through 3.g)

		(Column A)	(Column B)	(Column C)
		Gross Losses Managed Accounts	Gross Losses Non- Managed Accounts	Recoveries
4.	Fiduciary settlements, surcharges, and other losses:
4. a.	Personal trust and agency accounts
4. b.	Employee benefit and retirement-related trust and agency accounts
4. c.	Investment management and investment advisory agency accounts
4. d.	Other fiduciary accounts and related services
4. e.	Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24)

Number of Accounts
5.	Accounts where the institution is named or serves as a fiduciary of an account to be funded at a later date

Number of Accounts
6.	Accounts where the institution is named or serves as “Trust Protector”